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                                                                    EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 21, 1999, included in Fleetwood Enterprises, Inc.'s Form 10-K for the year ended April 25, 1999, into the Company's previously filed Registration Statements No. 2-79232, 333-49775 and 333-51873.

                                                   ARTHUR ANDERSEN LLP

Orange County, California
June 21, 1999